                                                                    EXHIBIT 10.7
                                                                    ------------
                              AMENDMENT NO. 3 TO
                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                                      AND
                         WAIVER OF REGISTRATION RIGHTS

     THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Third Amendment") and WAIVER OF REGISTRATION RIGHTS (the "Waiver") is made and entered into as of the 22nd day of March, 2000 by and among edocs, Inc., a Delaware corporation (the "Company"), Kevin Laracey, Kris Canekeratne and James Moran (each, a "Founder" and together, the "Founders"), the holders of the Company's Series A Convertible Preferred Stock (the "Series A Holders"), the holders of the Company's Series B Convertible Preferred Stock (the "Series B Holders"), the holders of the Company's Series C Convertible Preferred Stock (the "Series C Holders") and the holders of the Company's Series D Convertible Preferred Stock (the "Series D Holders").

     All capitalized terms used herein but not defined herein shall have the respective meanings as set forth in the Amended and Restated Registration Rights Agreement dated as of April 30, 1999, as amended by Amendment No. 1 dated as of August 6, 1999 and Amendment No. 2 dated as of January 7, 2000 (as so amended, the "Amended and Restated Registration Rights Agreement").

     WHEREAS, the Company, the Founders, the Series A Holders, the Series B Holders, the Series C Holders and the Series D Holders are parties to the Amended and Restated Registration Rights Agreement.

     WHEREAS, the Company and the Holders wish to amend the provisions of
Section 13 of the Amended and Restated Registration Rights Agreement as set forth herein.

     WHEREAS, the Company is planning an underwritten public offering (the "Proposed Offering") of its common stock, par value $0.001 per share (the "Common Stock"), pursuant to a Registration Statement (the "Registration Statement") which is expected to be filed with the Securities and Exchange Commission.

     WHEREAS, in connection with the Proposed Offering, Goldman, Sachs & Co., FleetBoston Robertson Stephens Inc., and U.S. Bancorp Piper Jaffray Inc., as representatives of the several underwriters (the "Underwriters"), have requested that all holders of registration rights relating to the securities of the Company which such holders may have with respect to the Proposed Offering waive any and all such rights.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Third Amendment and pursuant to Section 13 of the Amended and Restated Registration Rights Agreement, the Company and the Holders holding at least sixty percent (60%) of the Registrable Stock and the securities convertible into, exchangeable for or exercisable for Registrable Stock (calculated on an as converted, exchanged or exercised basis), do hereby amend the Amended and Restated Registration Rights Agreement, as follows:

     1. Section 13 of the Amended and Restated Registration Rights Agreement shall be amended and restated as follows:

          13. Waivers; Amendments. No waiver of any right hereunder by any party
              -------------------
     shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. Except for Section 3, this Agreement may not be amended or modified, and no provision hereof may be waived, except by a writing executed by the Company and the Holders of at least sixty percent (60%) of the then outstanding Registrable Stock and the securities convertible into, exchangeable for or exercisable for Registrable Stock (calculated on an as converted, exchanged or exercised basis). Section 3 may only be amended, modified or any provision thereof waived by a writing executed by the Company, the Holders of at least a majority of the Founder Registrable Stock and the Holders of at least sixty percent (60%) of the then outstanding Registrable Stock and the securities convertible into, exchangeable for or exercisable for Registrable Stock (calculated on an as converted, exchanged or exercised basis). This Agreement may be amended, modified or any provision hereof waived with the consent of the Holders holding less than all of the outstanding Registrable Stock or Founder Registrable Stock only in a manner which applies to all such Holders in the same fashion.

     2.  Waiver of Registration Rights.  In connection with the Proposed
         -----------------------------
Offering and as an inducement for the Underwriters to enter into an underwriting agreement with the Company, pursuant to Section 13 of the Amended and Restated Registration Rights Agreement, as amended by paragraph 1 hereof, the Holders holding at least sixty percent (60%) of the Registrable Stock and the Holders holding at least a majority of the Founder Registrable Stock hereby waive and relinquish, on behalf of all Holders of Registrable Stock and Founder Registrable Stock, any and all registration rights relating to the securities of the Company which the Holders may have with respect to the Proposed Offering, pursuant to the Amended and Restated Registration Rights Agreement, or under any other contract, agreement, charter provision or otherwise binding on the Company. The Holders also waive, on behalf of all Holders of Registrable Stock and Founder Registrable Stock, any notice period requirements with respect to any such registration rights. This waiver shall lapse and become null and void if the Registration Statement shall not have been declared effective on or before October 31, 2000.

     3.    Governing Law.  This Third Amendment and Waiver shall be governed by,
           -------------
construed in accordance with, the laws of the Commonwealth of Massachusetts (without regard to conflict of laws provisions).

     4.    Entire Agreement.  The Amended and Restated Registration Rights
           ----------------
Agreement, as amended hereby, constitutes the full and entire understanding among the parties regarding the subject matter herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     5.    Full Force and Effect.  Except as amended hereby, the Amended and
           ---------------------
Restated Registration Rights Agreement shall remain in full force and effect.

     6.    Counterparts.  This Third Amendment and Waiver may be executed in
           ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.    Headings.  Headings in this Third Amendment and Waiver are included
           --------
for reference only and have no effect upon the construction or interpretation of any part of this Third Amendment and Waiver.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Third Amendment and Waiver to be executed by a duly authorized officer, and each Holder has duly executed this Third Amendment and Waiver (or has caused it to be executed by a duly authorized officer, partner, trustee or agent, as the case may be), as of the date first above recited.

                              COMPANY:

                              edocs, Inc.



                              By: /s/ Kevin Laracey
                                 ------------------

                      (See counterpart signature pages.)

                              AMENDMENT NO. 3 TO
                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                                      AND
                         WAIVER OF REGISTRATION RIGHTS

                        * COUNTERPART SIGNATURE PAGE *
                          --------------------------


                              INVESTORS:
                              ---------

                              CHARLES RIVER PARTNERSHIP VIII,
                              A Limited Partnership



                              By:/s/ Jonathan M. Guester
                                 -----------------------
                              Address:  1000 Winter Street
                                        Suite 3300
                                        Boston, MA  02154


                              SIGMA PARTNERS IV, L.P.



                              By:/s/ Robert E. Davoli
                                 --------------------
                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA 94025


                              SIGMA ASSOCIATES IV, L.P.



                              By:/s/ Robert E. Davoli
                                 --------------------
                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA 94025

                              SIGMA INVESTORS IV, L.P.



                              By:/s/ Robert E. Davoli
                                 --------------------
                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA 94025


                              SIGMA PARTNERS V, L.P.



                              By:/s/ Robert E. Davoli
                                 --------------------
                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA 94025


                              SIGMA ASSOCIATES V, L.P.



                              By:/s/ Robert E. Davoli
                                 --------------------
                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA 94025


                              SIGMA INVESTORS V, L.P.



                              By:/s/Robert E. Davoli
                                 -------------------
                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA 94025

                              JAFCO CO., LTD.



                              By:/s/ Andrew P. Goldfarb
                                 ----------------------
                                 Andrew P. Goldfarb, Managing Member
                                 JAV Management Associates III, LLC

                              Address:  One Boston Place
                                        Suite 3320
                                        Boston, MA  02108


                              JAFCO L-1 VENTURE CAPITAL
                              INVESTMENT LIMITED PARTNERSHIP



                              By:/s/ Andrew P. Goldfarb
                                 ----------------------
                                 Andrew P. Goldfarb, Managing Member
                                 JAV Management Associates III, LLC

                              Address:  One Boston Place
                                        Suite 3320
                                        Boston, MA  02108


                              JAFCO USIT FUND III, L.P.



                              By:/s/ Andrew P. Goldfarb
                                 ----------------------
                                 Andrew P. Goldfarb, Managing Member
                                 JAV Management Associates III, LLC

                              Address:  One Boston Place
                                        Suite 3320
                                        Boston, MA  02108

                              THE GOLDMAN SACHS GROUP, L.P.



                              By:  /s/ Terence M. O'Toole
                                   ----------------------
                                   Name: Terence M. O'Toole
                                   Title: Attorney-in-Fact

                              Address:  85 Broad Street, 10th Floor
                                        New York, NY  10004
                                        Attention:  Tara Harrison

                              Facsimile: (212) 357-5505


                              STONE STREET FUND 1999, L.P.
                              By:  Stone Street 1999, L.L.C.,
                              its general partner



                              By:/s/ John E. Bowman
                                 ------------------
                                 Name: John E. Bowman
                                 Title: Vice President

                              Address:  85 Broad Street, 10th Floor
                                        New York, NY  10004
                                        Attention:  Tara Harrison

                              Facsimile:  (212) 357-5505


                              COMDISCO, INC.



                              By:
                                 ------------------------

                              Address:  6111 North River Road
                                        Rosemont, IL  60018

                              AMERICAN EXPRESS TRAVEL RELATED SERVICES
                              COMPANY, INC.



                              By:
                                 --------------------------

                              Address:  American Express Tower
                                        World Financial Center
                                        New York, NY  10285


                              GE CAPITAL EQUITY INVESTMENTS, INC.



                              By:
                                 ----------------------------
                                 Name:  Michael S. Fisher
                                        Title:  Sr. Vice President

                              Address:  120 Long Ridge Road
                                        Stamford, CT  06927-5000


                              VIGNETTE CORPORATION



                              By:
                                 -----------------------------
                                 Name:  David Brodsky
                                        Title:  Vice President of Finance

                               Address:  901 South Mopac Expressway
                                         Austin, TX 78746



                               FOUNDERS:
                               --------


                               /s/ Kevin E. Laracey
                               ---------------------
                               Kevin E. Laracey


                               /s/ James Moran
                               ---------------------
                               James Moran


                               /s/ Kris Canekeratne
                               --------------------
                               Kris Canekeratne